                                                                  Exhibit 10 (b)

                                                             Contract No. 111397


                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
       TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED February 21, 1996
              UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is:  THE PEOPLES GAS LIGHT & COKE COMPANY, a LOCAL DISTRIBUTION
     COMPANY.

2.   (a)  MDQ totals: 20,000 MMBTU per day.

     (b)  Service option selected (check any or all):
          [  ]  LN    [  ]  SW    [  ]  NB

3.   TERM:  March 01, 1996 through April 30, 1997.

4.   Service will be ON BEHALF OF: [X] Shipper or [  ] Other.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)
     __________________________________________________________________________

6.   [  ] This Agreement supersedes and cancels a _____________Agreement dated
     ________

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

     [X] Service and reservation charges commence the latter of:
               (a)  March 01, 1996, and
               (b) the date capacity to provide the service hereunder is available on Natural's System.

     [ ] Other: ___________________________________________

7.   SHIPPER'S ADDRESSES                     NATURAL'S ADDRESSES
                             GENERAL CORRESPONDENCE:
     THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF
     WILLIAM MORROW                               AMERICA
     GAS SUPPLY CONTRACTS                    ATTENTION: GAS TRANSPORTATION
     130 E RANDOLPH DRIVE                         SERVICES
     CHICAGO, IL 60601-6207                  3200 SOUTHWEST FREEWAY 77027-7523
                                             P.O. BOX 283   77001-0283
                                             HOUSTON, TEXAS

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
     THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF
     TONY COMPTON                                 AMERICA
     GAS SUPPLY CONTRACTS                    ATTENTION: GAS ACCOUNTING
     130 E RANDOLPH DRIVE                         DEPARTMENT
     CHICAGO, IL 60601-6207                  701 EAST 22ND STREET
                                             LOMBARD, ILLINOIS 60148

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                                             PAYMENTS:
                                             NATURAL GAS PIPELINE COMPANY OF
                                                  AMERICA
                                             P.O. BOX 2910
                                             CAROL STREAM, ILLINOIS 60132-2910

                                             FOR WIRE TRANSFER OR ACH:
                                             DEPOSITORY INSTITUTION: CITIBANK
                                                  N.A.
                                             ABA ROUTING #:  021000089
                                             ACCOUNT #:  4067-6195

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL  GAS PIPELINE COMPANY OF AMERICA     THE PEOPLES GAS LIGHT & COKE
"Natural"                                         COMPANY
                                             "Shipper"

By:  /s/ Stephen G. Weiman                   By:   /s/ T. M. Patrick
     -----------------------------------     ----------------------------------

Name: Stephen G. Weiman                      Name: Thomas M. Patrick
     -----------------------------------          -----------------------------

Title:  Attorney in Fact                     Title:   Vice President
      ----------------------------------           ----------------------------

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                                    EXHIBIT A
                            DATED: February 21, 1996
                         EFFECTIVE DATE:  March 01, 1996

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111397

RECEIPT POINT/S
                                   County/Parish            PIN           MDQ
     Name / Location                    Area      State     No.  Zone  (MMBtu/d)
     ---------------               -------------  -----     ---  ----  ---------

PRIMARY RECEIPT POINT/S
-----------------------

1.   OASIS/NGPL WARD                    WARD        TX      5003   01    20,000
     INTERCONNECT WITH OASIS PIPE
     LINE COMPANY ON TRANSPORTER'S
     LOCKRIDGE GATHERING SYSTEM IN
     SEC. 93, BLOCK 34, H.& T.C.R.R.
     SURVEY, WARD COUNTY, TEXAS.

SECONDARY RECEIPT POINT/S

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.


RATES

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.


FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

                                       A-1

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                               EXHIBIT A (CONT'D)
                            DATED: February. 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111397


     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.


TRANSPORTATION OF LIQUIDS

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    EXHIBIT B
                            DATED: February 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111397

DELIVERY POINT/S

                                   County/Parish            PIN           MDQ
     Name / Location                    Area      State     No.  Zone  (MMBtu/d)
     ---------------               -------------  -----     ---  ----  ---------

PRIMARY DELIVERY POINT/S

1.   PGLC/NGPL ROGERS PARK COOK         COOK        IL      4174  06    20,000
     INTERCONNECT WITH THE PEOPLES
     GAS LIGHT AND COKE COMPANY ON
     TRANSPORTER'S HOWARD STREET
     LINE IN SEC. 36-T41N-R13E,
     COOK, COUNTY, ILLINOIS.



SECONDARY DELIVERY POINTS

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.



                                       B-1

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                                    EXHIBIT C
                            DATED: February 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111397

     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

     The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.


                                       C-1

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                                    EXHIBIT C
                            DATED: February 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111397


    Segment    Upstream      Forward/Backward       Flow Through
    Number      Segment     Haul (Contractual)        Capacity
    ------      -------     ------------------      ------------

       8           9                 F                 20,000
       9           0                 F                 0
      10           8                 F                 20,000
      11          10                 F                 20,000
      12          11                 F                 20,000
      13          12                 F                 20,000
      14          13                 F                 20,000
      30          14                 F                 20,000


                                       C-2